DRAFT                                                          DECEMBER 12, 2003
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                        TOUCHSTONE VARIABLE SERIES TRUST
                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2003

                 THE FOLLOWING INFORMATION REPLACES INFORMATION
                            FOR THE ENHANCED 30 FUND:

Any and all references in the Prospectus to Enhanced 30 Fund are hereby eliminated, and are replaced by: Enhanced Dividend 30 Fund.

The following information replaces information under the heading "Its Principal Investment Strategies" on page 21 of the Prospectus:

ITS PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------

The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The Fund will utilize a quantitative approach to enhanced index investing in all Dow components while maintaining a focus on dividend yield. The Fund seeks to overweight the top three highest yielding stocks in the Dow Jones Industrial Average by 8% while incrementally underweighting the remaining 27 stocks of the Dow that have a lower relative dividend yield.

The following information is in addition to the risks stated under the heading "The Key Risks" on page 22 of the Prospectus:

THE KEY RISKS
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     o    Because  the  Fund  is  non-diversified,  it may  hold  a  significant percentage of its assets in the securities of one company and the securities of that company may not increase in value as expected

The following information replaces information under the heading "Dividends and Distributions" on page 67 of the Prospectus:

Each Touchstone Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Touchstone Fund, other than the Touchstone Money Market Fund, will declare and pay dividends annually. The Touchstone Money Market Fund will declare dividends daily and pay dividends monthly.

Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.